MERGER AND ACQUISITIONS	12 Months Ended
Jan. 03, 2015
Business Combinations [Abstract]
MERGER AND ACQUISITIONS
ACQUISITIONS

2013 ACQUISITIONS

INFASTECH
On February 27, 2013, the Company acquired a 100% ownership interest in Infastech for a total purchase price of $826.4 million, net of cash acquired. Infastech designs, manufactures and distributes highly-engineered fastening technologies and applications for a diverse blue-chip customer base in the industrial, electronics, automotive, construction and aerospace end markets. The acquisition of Infastech adds to the Company's strong positioning in specialty engineered fastening, an industry with solid growth prospects, and further expands the Company's global footprint with its strong concentration in fast-growing emerging markets. Infastech is headquartered in Hong Kong and has been consolidated into the Company's Industrial segment.

The Infastech acquisition has been accounted for using the acquisition method of accounting which requires, among other things, the assets acquired and liabilities assumed to be recognized at their fair values as of the acquisition date. The following table summarizes the estimated fair values of major assets acquired and liabilities assumed:

(Millions of Dollars)
Cash and cash equivalents	$82.0
Accounts and notes receivable, net	117.3
Inventories, net	86.7
Prepaid expenses and other current assets	5.3
Property, plant and equipment, net	46.0
Trade names	22.0
Customer relationships	251.0
Technology	28.0
Other assets	3.4
Accounts payable	(99.0)
Accrued expenses	(52.6)
Deferred taxes	(68.6)
Other liabilities	(42.8)
Total identifiable net assets	$378.7
Goodwill	529.7
Total consideration transferred	$908.4

The weighted average useful lives assigned to the trade names, customer relationships, and technology were 15 years, 12.7 years, and 10 years, respectively.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the expected cost synergies of the combined business, assembled workforce, and the going concern nature of Infastech. The purchase accounting for this acquisition is complete.

GQ
On May 28, 2013, the Company purchased a 60% controlling share in Jiangsu Guoqiang Tools Co., Ltd. ("GQ") for a total purchase price of $48.5 million net of cash acquired. GQ is a manufacturer and seller of power tools, armatures and stators in both domestic and foreign markets. The acquisition of GQ complements the Company's existing power tools product offerings and further diversifies the Company's operations and international presence. GQ is headquartered in Qidong, China and has been consolidated into the Company's Tools & Storage segment. The estimated net liabilities acquired of GQ, including $20.4 million of intangible assets and $3.5 million of cash, totaled approximately $10.8 million and the resulting goodwill was $92.6 million. The total purchase price was allocated to the assets acquired and liabilities assumed based on their estimated fair values. The purchase accounting for this acquisition is complete.

Four smaller acquisitions were completed during 2013 for a total purchase price of $40.9 million, net of cash acquired, which have been integrated into each of the Company’s three segments.
2012 ACQUISITIONS
During 2012, the Company completed seven acquisitions for a total purchase price of $696.0 million, net of cash acquired. The largest of these acquisitions were AeroScout Inc. (“AeroScout”), which was purchased for $238.8 million, net of cash acquired, and Powers Fasteners, Inc. (“Powers”), which was purchased for $220.5 million, net of cash acquired. AeroScout develops, manufactures, and sells Real-Time Locating Systems ("RTLS") primarily to healthcare and certain industrial customers. Powers distributes fastening products such as mechanical anchors, adhesive anchoring systems, and powered forced-entry systems, mainly for commercial construction end customers. AeroScout was purchased in the second quarter of 2012 and has been integrated within the Security and Industrial segments. Powers was also purchased in the second quarter of 2012 and is part of the Tools & Storage segment. The combined assets acquired for these acquisitions, including $169.9 million of intangible assets and $7.7 million of cash, totaled approximately $279.4 million, and the combined liabilities totaled approximately $95.3 million. The related goodwill associated with these two acquisitions is approximately $282.9 million. The total purchase price for the acquisitions was allocated to the assets acquired and liabilities assumed based on their estimated fair values. The purchase accounting for these acquisitions is complete.

Five smaller acquisitions were completed during 2012 for a total purchase price of $236.7 million. The largest of these acquisitions were Lista North America (“Lista”), which was purchased for $89.7 million, net of cash acquired, and Tong Lung, in which the Company purchased an 89% controlling share for $102.8 million, net of cash acquired, and assumed $20.1 million of short term debt. In January 2013, the Company purchased the remaining outstanding shares of Tong Lung for approximately $12 million. Lista's storage and workbench solutions complement the Company's tool, storage, radio frequency identification ("RFID")-enabled systems, and specialty supply product and service offerings. Tong Lung manufactures and sells commercial and residential locksets. The residential portion of the business was part of the December 2012 HHI sale and closed on April 8, 2013. Refer to Note T, Discontinued Operations, for further discussion. Lista was purchased in the first quarter of 2012 and is part of the Tools & Storage segment. Tong Lung was purchased in the third quarter of 2012 and is part of the Security segment. The purchase accounting for these acquisitions is complete.
ACTUAL AND PRO-FORMA IMPACT FROM ACQUISITIONS
Actual Impact from Acquisitions
The Company did not complete any acquisitions during 2014. As such, there was no impact from new acquisitions on the Company's Consolidated Statements of Operations for the year ended January 3, 2015.
Pro-forma Impact from Acquisitions
The following table presents supplemental pro-forma information for continuing operations for the year ended December 28, 2013 as if the Infastech, GQ, and other 2013 acquisitions had occurred on January 2, 2012. This pro-forma information includes acquisition-related charges. The pro-forma consolidated results are not necessarily indicative of what the Company’s consolidated net sales and net earnings would have been had the Company completed these acquisitions on January 2, 2012. In addition, the pro-forma consolidated results do not reflect the actual or expected realization of any cost savings associated with the acquisitions.

(Millions of Dollars, except per share amounts)	Year-to-Date 2013
Net sales	$11,001.5
Net earnings attributable to common shareowners	550.9
Diluted earnings per share-continuing operations	3.47

The 2013 pro-forma results were calculated by combining the results of Stanley Black & Decker with the stand-alone results of the 2013 acquisitions for their respective pre-acquisition periods. The following adjustments were made to account for certain costs which would have been incurred during these pre-acquisition periods:

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Elimination of the historical pre-acquisition intangible asset amortization expense and the addition of intangible asset amortization expense related to intangibles valued as part of the purchase price allocation that would have been incurred from December 31, 2012 to December 28, 2013.

•
Because the 2013 acquisitions were assumed to occur on January 2, 2012, there were no deal costs or inventory step-up amortization factored into the 2013 pro-forma year, as such expenses would have occurred in the first year following the acquisition.